Panorama®

Supplement dated January 27, 2006

to the Prospectuses dated May 1, 2005

This supplement updates information in your Panorama variable annuity prospectus. This updated information pertains to the MML Small Cap Equity Fund.

It is expected that the Fund’s Board of Trustees will approve in the future a change in sub-adviser from Babson Capital Management LLC (“Babson Capital”) to OppenheimerFunds, Inc. (“OFI”). This change will take place when the current Babson Capital portfolio managers of this fund become employees of OFI, which is expected to occur on or about March 31, 2006. A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the fund, if necessary, within 150 days after that date. This change is not expected to result in any changes to the investment strategy, investment process or risks for the fund.